SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.   20549


                           FORM 8K

                 Current Report Pursuant to
                   Section 13 or 15(d) of
             the Securities Exchange Act of 1934



     Date of Report   (Date of earliest event reported)
                      December 18, 1995


                       AGTsports, Inc.
     (Exact Name of Issuer as specified in its charter)


     Colorado__               ___0-21914___  _____84-
1165916______
(State or other               (Commission         (IRS
Employer File Number) jurisdiction of          File No.)
incorporation)


                6890 S. Tucson Way, Suite 202
                 Englewood, Colorado  80112
      (Address of principal executive offices zip code)


                       (303)  792-5000
    (Registrant's telephone number, including area code)
                           FORM 8K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
                of the Securities Act of 1934

Item 1.  Changes in Control of Registrant.
      Not Applicable

Item 2.  Acquisition or Disposition of Assets.
      Not Applicable

Item 3.  Bankruptcy or Receivership.
      Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
      Not Applicable

Item 5.  Other Events.
     The Registrant has been notified by its joint venture partner, Vision Electronics International of South
     Africa, that the HandWedge prototypes delivery date has been delayed. Farbell Electronics of Hong Kong, the contracted manufacturer, has had some delays due to electronic component and manufacturing issues. In addition, the Registrant has been informed that the microprocessor chip to be used for the HandWedge is in high demand and the delivery of this long lead time component may be from fourteen (14) to twenty (20) weeks. Based on the revised scheduling, the HandWedge is now scheduled to be available for marketing and sales efforts in July, 1996. These delays could not be predicted by the Registrant and were not in the control of the Registrant since the Registrant is the marketing partner in this venture. Although the Registrant does not anticipate any further delays, additional delays are possible.

Item 6.  Resignation of Registrant's Directors.
      Not Applicable

Item 7.  Financial Statements, Pro Forma Financial
Information
          and Exhibits.
     Not Applicable

Item 8.  Change in Fiscal Year.
     Not Applicable


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              AGTsports, Inc.

                              By:    /s/  T. Alan Walls___
                                     T. Alan Walls
                                     President

Dated:  December 18, 1995


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              AGTsports, Inc.

                              By:
__________________________
                                     T. Alan Walls
                                     President

Dated:  December 18, 1995